UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Biora Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 14, 2023 at 10:00 a.m. Pacific Time. As of the close of business on April 20, 2023, the record date for the Annual Meeting, there were 11,859,095 shares of common stock entitled to vote at the meeting.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Fourth Amended and Restated 2018 Equity Incentive Plan (as so amended, the “2018 Plan”), including an increase of 5,500,000 shares reserved for issuance thereunder.

For additional information regarding the 2018 Plan, please refer to the heading “Summary Description of the 2018 Plan” contained in Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

Stockholders voted on the following proposals at the Annual Meeting:

1.	The following director nominees were elected to serve until the 2024 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adi Mohanty	2,475,632	352,470	3,490,170
Jeffrey D. Alter	2,532,851	295,251	3,490,170
Jeffrey A. Ferrell	2,439,524	388,578	3,490,170
Jill Howe	2,590,647	237,455	3,490,170
Brian L. Kotzin, M.D.	2,488,673	339,429	3,490,170
Lynne Powell	2,521,637	306,465	3,490,170

2.	The amendment and restatement of the Company’s 2018 Plan, including to increase the shares reserved for issuance, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,129,253	681,955	16,894	3,490,170

3.	The selection of KPMG LLP as the Company’s independent registered public accounting firm for 2023 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,963,030	243,742	111,500	0

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

10.1	Biora Therapeutics, Inc. Fifth Amended & Restated 2018 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023	Biora Therapeutics, Inc.

	By:	/s/ Adi Mohanty
Adi Mohanty
Chief Executive Officer